UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2025
Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13449	94-2665054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway,	Suite 550
San Jose,	CA	95110
(Address of principal executive offices)		(Zip Code)
(408) 944-4000
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Standby Equity Purchase Agreement
On January 25, 2025, Quantum Corporation (the “Company”) entered into a Standby Equity Purchase Agreement (the “Purchase Agreement”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”).
Pursuant to and subject to the terms of the Purchase Agreement, for 36 months following the date of the Purchase Agreement, the Company has the right, but not the obligation, to sell to Yorkville, and Yorkville is obligated to purchase from the Company, shares of the Company’s common stock, $0.01 par value per share (“Common Stock”). At the Company’s option, the shares would be purchased at either (i) 96% of the VWAP (as defined below) during the period commencing on the date (each date, an “Advance Notice Date”) the Company is deemed to have delivered a written notice to Yorkville setting forth the number of shares of Common Stock that the Company desires to issue and sell to Yorkville in accordance with the terms of the Purchase Agreement (each notice, an “Advance Notice”) or (ii) 97% of the lowest daily VWAP during the three consecutive trading days commencing on the Advance Notice Date. In certain circumstances, the Company may also specify a minimum acceptable price per share in an Advance Notice (each issuance and sale, an “Advance”). “VWAP” means, for any trading day or specified period, the volume weighted average price of the Common Stock for such date or period on the Nasdaq Global Market (“Nasdaq”) as reported by Bloomberg L.P. through its “AQR” function. While there is no mandatory minimum amount for any Advance, it may not exceed an amount equal to 100.0% of the average of the daily traded amount on the five consecutive trading days immediately preceding an Advance Notice.

Under applicable Nasdaq rules, in no event is Yorkville obligated to purchase more than 1,157,139 shares of Common Stock from the Company under the Purchase Agreement, which number of shares is equal to 19.99% of the aggregate number of shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless the Company has received stockholder approval for such issuance. The Exchange Cap will not apply under certain circumstances, including, among other circumstances, if the average price of all applicable sales of Common Stock under the Purchase Agreement equals or exceeds a certain minimum price. Moreover, the Company may not issue or sell any shares of Common Stock to Yorkville under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in Yorkville beneficially owning more than 4.99% of the then-outstanding voting power or number of shares of Common Stock.

Yorkville’s obligation to purchase shares of Common Stock pursuant to the Purchase Agreement is subject to a number of conditions, including that the Company file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), registering the resale of the Commitment Shares (as defined below) and the shares to be issued pursuant to any Advance under the Securities Act of 1933, as amended (the “Securities Act”), and that the Registration Statement is declared effective by the SEC. Further, subject to the above conditions, in no event shall Yorkville be required to purchase more than $200,000,000 of shares of Common Stock in the aggregate during the term of the Purchase Agreement.

As consideration for Yorkville’s commitment to purchase the shares of Common Stock pursuant the Purchase Agreement, the Company paid Yorkville a due diligence fee in the amount of $25,000 and issued to Yorkville 42,158 shares of Common Stock (the “Commitment Shares”).

The Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.
The Company has made substantial efforts over the last year to improve its operational and financial health through a combination of revenue and margin improvement plans, financial and organizational restructuring implementations, and cost reduction initiatives. In addition, the Company has been exploring ways to pay down its currently outstanding debt, which would also help to lower the Company’s cost structure, including lowering the interest expense and other fees the Company has incurred as a result of the Company’s outstanding debt. The Company believes that proceeds from the sale of shares of Common Stock pursuant to the Purchase Agreement could significantly decrease and potentially remove the Company’s debt obligations and increase the Company’s ability to focus on its business strategy and the execution of its business objectives.
The net proceeds to the Company of sales of shares of Common Stock to Yorkville under the Purchase Agreement will depend on the frequency and prices at which the Company sells its shares of Common Stock to Yorkville. The Company expects that any proceeds received from such sales to Yorkville will be used for working capital and general corporate purposes, including the repayment of debt.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
Amendment to Term Loan Credit Agreement
On January 27, 2025, the Company entered into an amendment (the “Term Loan Amendment”) to the Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as the same has been and may further be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Term Loan Credit Agreement”), with Quantum LTO Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Quantum LTO”), the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and Blue Torch Finance LLC, as disbursing agent and collateral agent for such lenders.
The Term Loan Amendment, among other things, (i) amends the minimum EBITDA covenant so that such covenant is not tested on December 31, 2024 or March 31, 2025, (ii) amends certain mandatory prepayment events, and (iii) waives certain events of default, in each case, as set forth in the Term Loan Amendment.
The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Amendment to Revolving Credit Agreement
On January 27, 2025, the Company entered into an amendment (the “Revolver Amendment”) to the Amended and Restated Revolving Credit and Security Agreement, dated as of December 27, 2018 (as the same has been and may further be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Revolving Credit Agreement”), with Quantum LTO, the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and PNC Bank, National Association, as agent for such lenders.
The Revolver Amendment, among other things, (i) amends the minimum EBITDA covenant so that such covenant is not tested on December 31, 2024 or March 31, 2025, (ii) amends certain mandatory prepayment events, and (iii) waives certain events of default, in each case, as set forth in the Revolver Amendment.

The foregoing description of the Revolver Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolver Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Forward-Looking Statements
This Item 1.01 of this Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are largely based on the Company’s current expectations about future events. Such forward-looking statements include, in particular, statements related to the issuance of shares of Common Stock pursuant to the Purchase Agreement; the anticipated benefits of the Purchase Agreement; and the Company’s focus and strategy. These forward-looking statements may be identified by the use of terms and phrases such as “believes”, “could”, “would”, “potentially”, “strategy”, “objectives”, “expects”, “may”, “plans”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or the Company’s future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the need to address the many challenges facing the Company’s business; the impact of macroeconomic and inflationary conditions on the Company’s business; risks associated with executing the Company’s strategy; estimates and assumptions related to the cost (including any possible disruption of the Company’s business) and the anticipated benefits of the Company’s restructuring plans and its utilization of the Purchase Agreement; and other risks that are described in the items discussed in “Risk Factors” in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on June 28, 2024, and any subsequent reports filed with the SEC. We do not intend to update or alter the Company’s forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Item 3.02    Unregistered Sales of Equity Securities.
The information contained above in Item 1.01 is incorporated herein by reference.
In the Purchase Agreement, Yorkville represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The securities being issued pursuant to the Purchase Agreement (including the Commitment Shares) are being issued and sold by the Company to Yorkville in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Company is relying on this exemption from registration in part on representations made by Yorkville in the Purchase Agreement.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Standby Equity Purchase Agreement, dated January 25, 2025, by and between Quantum Corporation and YA II PN, Ltd.
10.2
Twelfth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of January 27, 2025, by and among the Company, Quantum LTO Holdings, LLC, the other borrowers and guarantors party thereto, the lenders party thereto, and Blue Torch Finance LLC, as disbursing agent and collateral agent.

10.3
Nineteenth Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of January 27, 2025, by and among the Company, Quantum LTO Holdings, LLC, the other borrowers and guarantors party thereto, the lenders party thereto, and PNC Bank, National Association, as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2025	QUANTUM CORPORATION

	By:	/s/ Brian E. Cabrera
	Name:	Brian E. Cabrera
	Title:	Senior Vice President, Chief Administrative Officer, and Corporate Secretary